Exhibit 99.1

AMENDMENT NUMBER FOUR AND ADDENDUM TO THE

AMENDED AND RESTATED TERM LOAN AGREEMENT

This AMENDMENT NUMBER FOUR AND ADDENDUM TO THE AMENDED AND RESTATED TERM LOAN AGREEMENT (this “Amendment”) is made as of August 16, 2012 (the “Amendment Effective Date”), by and among ThermaClime, L.L.C. (“ThermaClime”), Cherokee Nitrogen Holdings, Inc., Northwest Financial Corporation, Chemex I Corp., Cherokee Nitrogen Company, ClimaCool Corp., ClimateCraft, Inc., Climate Master, Inc., EDC Ag Products Company L.L.C., El Dorado Chemical Company, International Environmental Corporation, Koax Corp., LSB Chemical Corp., The Climate Control Group, Inc., Trison Construction, Inc., ThermaClime Technologies, Inc., XpediAir, Inc., (each of the foregoing, a “Borrower”, and, collectively, the “Borrowers”), LSB Industries, Inc., as a Guarantor (the “Parent”), Consolidated Industries Corp., as a Guarantor (“Consolidated Industries”) and each Lender party hereto (collectively, the “Lenders”), and is acknowledged by Banc of America Leasing & Capital, LLC, not in its individual capacity, but solely as Administrative Agent and as Collateral Agent, and Bank of Utah, not in its individual capacity, but solely as Payment Agent. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Term Loan Agreement (as defined in Preliminary Statement I), and the general interpretive provisions of Section 1.02 of the Term Loan Agreement are hereby incorporated by reference into this Amendment.

PRELIMINARY STATEMENTS

I. The Borrowers, the Parent, Consolidated Industries, the Administrative Agent, the Collateral Agent, the Payment Agent and the Lenders have entered into that certain Amended and Restated Term Loan Agreement, dated as of March 29, 2011, as amended by that certain Amendment Number One to the Amended and Restated Term Loan Agreement dated as of April 21, 2011, as further amended by that certain Amendment Number Two to the Amended and Restated Term Loan Agreement dated as of April 4, 2012, and as further amended by that certain Amendment Number Three to the Amended and Restated Term Loan Agreement dated as of August 1, 2012 (as may be further amended, supplemented, amended and restated, or otherwise modified from time to time, the “Term Loan Agreement”).

II. On or about May 15, 2012, an explosion occurred at the El Dorado Site, which resulted in the destruction of the Uhde Direct Strong Nitric Acid Plant (the “El Dorado DSN Plant”) and causing further damage to certain of the other plants located on the El Dorado Site (collectively, the “El Dorado Casualty”), all of which constitute a portion of the El Dorado Facility Collateral under the El Dorado Mortgage.

III. EDCC intends to construct on the El Dorado Site a new 65% nitric acid plant and 98% concentrator (collectively, the “El Dorado Replacement Plant”) to replace the El Dorado DSN Plant and repair each of the damaged plants described on Schedule A attached hereto and incorporated herein by reference (collectively, but excepting the El Dorado DSN Plant, the “El Dorado Damaged Plants”).

IV. EDCC has (a) submitted claims to its property insurance carrier(s) (collectively, the “El Dorado Insurance Carrier”) relating to the El Dorado Casualty, and (b) anticipates receiving property insurance payments from the El Dorado Insurance Carrier to cover most or all of the costs of the El Dorado Replacement Plant and costs of repair of the El Dorado Damaged Plants, less the property insurance policy deductible of $1,000,000 related thereto (collectively, the “El Dorado Property Insurance Proceeds”).

V. Under the terms of the El Dorado Mortgage, all El Dorado Property Insurance Proceeds are required to be paid directly to Collateral Agent for the benefit of the Lenders who may, among other things, apply such funds in payment and satisfaction, or hold such funds as security for the payment and performance, of the Secured Obligations (as defined in the El Dorado Mortgage). Notwithstanding the foregoing, the Lenders have agreed and instructed Collateral Agent to disburse the El Dorado Property Insurance Proceeds to EDCC for payment or reimbursement, as hereinafter provided, of the Eligible Costs (as defined below) upon and subject to the terms and conditions set forth herein.

VI. In light of the foregoing, and subject to the conditions set forth herein, Parent, Consolidated Industries, the Borrowers (each of the foregoing, a “Loan Party”, and, collectively, the “Loan Parties”), and the Lenders desire to enter into this Amendment, which upon execution, shall be deemed to amend the terms of the Term Loan Agreement.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Defined Terms. In addition to the terms defined elsewhere in this Amendment, as used in this Amendment, the following terms shall have the meanings set forth below:

“Damaged Plants Costs” means the costs relating to the Damaged Plants Project.

“Damaged Plants Project” means the design, engineering, construction and equipping relating to the repair of the El Dorado Damaged Plants.

“El Dorado Appraisal” means an as-built appraisal in form and substance satisfactory to Collateral Agent setting forth the as-built value of the El Dorado Site as improved by the Project, which shall be an amount not less than $66,000,000 as calculated on an Orderly Liquidation Value In Place Discount Valuation basis, and conducted by an appraiser selected by Collateral Agent.

“El Dorado Sulfuric Acid Plant” means the Chemico Sulfuric Acid Plant described in Schedule A hereto, which is one of the El Dorado Damaged Plants.

“Eligible Costs” means any Project Costs less the $1,000,000 deductible amount applicable to the property insurance policy for the El Dorado Site.

“Material Project Contracts and Documents” means, collectively, the Project Contracts and Documents relating to the Replacement Plant Project.

“Project” means, collectively, the Replacement Plant Project and the Damaged Plants Project.

“Project Contracts and Documents” means, collectively, (i) the Project Plans and Specifications, (ii) each principal construction, architectural and engineering agreement, and (iii) each principal agreement and purchase order in excess of $5,000,000, now or hereafter entered into by EDCC or any other Loan Party, along with all present and future amendments, modifications, supplements, change orders, and addenda thereto, in connection with the Project.

“Project Costs” means, collectively, Replacement Plant Costs and Damaged Plants Costs.

“Project Plans and Specifications” means the plans and specifications, construction schedule(s) and construction budget(s) adopted by EDCC for the Project, along with all present and future amendments, modifications, supplements, change orders, and addenda thereto.

“Replacement Plant Costs” means the costs relating to the Replacement Plant Project.

“Replacement Plant Project” means the design, engineering, construction and equipping of the El Dorado Replacement Plant.

“Substantial Completion” means, with respect to each portion of the Project, the stage in the progress of the Project work when such Project work is sufficiently complete in accordance with the Project Plans and Specifications so that EDCC can occupy and operate such portion of the Project for its intended use, including, without limitation, mechanical completion and satisfactory completion of performance testing.

“Sulfuric Acid Plant Project” means the design, engineering, construction and equipping relating to the repair of the El Dorado Sulfuric Acid Plant, which is a part of the Damaged Plants Project.

SECTION 2. El Dorado Property Insurance Proceeds; Construction and Repairs.

(a) The Borrowers hereby represent, acknowledge and agree that (i) all El Dorado Property Insurance Proceeds shall be paid directly by the El Dorado Insurance Carrier to Collateral Agent in accordance with the terms of the El Dorado Mortgage and, subject to the terms and conditions herein, for payment or reimbursement to EDCC, as hereinafter provided, for Eligible Costs, and (ii) notwithstanding the foregoing, the Borrowers acknowledge and agree that they are obligated to complete the Project and shall be responsible for payment of all Project Costs even to the extent that the El Dorado Property Insurance Proceeds are insufficient or unavailable to cover all Project Costs in accordance with the terms set forth herein. If any Loan Party receives any El Dorado Property Insurance Proceeds, other than from Collateral Agent in connection with a Disbursement Request, such Loan Party shall be deemed to hold such funds in trust for Collateral Agent and immediately transfer such funds to Collateral Agent to be held in accordance with the terms of this Amendment. For the avoidance of doubt, the El Dorado Property Insurance Proceeds do not include business interruption insurance proceeds payable under EDCC’s business interruption insurance coverage, which shall not be governed by the terms of this Amendment but shall instead be paid directly to EDCC pursuant to Section 1.05 of the El Dorado Mortgage so long as no Event of Default has occurred and continues to exist.

(b) So long as no Default or Security Event has occurred and is ongoing and only to the extent that Collateral Agent has received and is holding El Dorado Property Insurance Proceeds sufficient to cover any request by EDCC therefor and which were paid by the El Dorado Insurance Carrier for the claims addressed in such request, within five (5) Business Day(s) of receipt of a disbursement request executed by a responsible and authorized officer of EDCC (each, a “Disbursement Request”) from time to time, Collateral Agent shall cause the release to EDCC of El Dorado Property Insurance Proceeds to pay or reimburse EDCC for payment of Eligible Costs described in such Disbursement Request. Each Disbursement Request shall state the amount of El Dorado Property Insurance Proceeds requested for disbursement to EDCC, provide a description of the Project use and purposes to which such funds shall be applied and include copies of any documentation provided to the El Dorado Insurance Carrier in connection with its payment of the claims addressed in such Disbursement Request. The delivery of each Disbursement Request shall be deemed a representation and warranty by each Loan Party that as of the date of disbursement of El Dorado Property Insurance Proceeds by Collateral Agent in response thereto, (i) the requested amounts are necessary to pay or reimburse EDCC for payment of Eligible Costs (A) in excess of any applicable insurance deductible related thereto, (B) incurred and then payable (or, with respect to the Advance Disbursements (as defined below), to be incurred and paid in full by not more than ninety (90) days after the date thereof) by EDCC, and (C) for a which a disbursement of El Dorado Property Insurance Proceeds has not previously been made; (ii) the El Dorado Insurance Carrier has approved and made payment for claims relating to the Project Costs for which such Disbursement Request applies; (iii) the Project work is progressing in a workmanlike manner and in accordance with the Project Plans and Specifications; (iv) EDCC has obtained all permits, licenses, exemptions and approvals necessary to conduct and perform the Project work contemplated in connection with such Disbursement Request, and is in compliance with all Laws applicable to the El Dorado Site and Project in all material respects; and (v) each Loan Party is in compliance in all material respects with each of the terms, requirements and covenants set forth in this Amendment and no Security Event, Default or Event of Default has occurred and is continuing EDCC shall not submit more than two (2) Disbursement Requests per calendar month. All disbursements of El Dorado Property Insurance Proceeds shall only be made by Collateral Agent in order to pay EDCC for costs and expenses already incurred which are then payable by EDCC; provided, however, that with respect to the initial two (2) disbursements by Collateral Agent of El Dorado Property Insurance Proceeds hereunder (the “Advance Disbursements”), Collateral Agent shall release to EDCC El Dorado Property Insurance Proceeds on an advance basis so long as the Disbursement Request otherwise complies with the requirements set forth in this Section 2(b).

(c) EDCC shall use El Dorado Property Insurance Proceeds disbursed to it hereunder solely for the payment or reimbursement to itself of Eligible Costs. EDCC shall construct the Project in a workmanlike manner according to the Project Plans and Specifications. EDCC shall comply with all applicable Laws relating to the El Dorado Site or Project, including, without limitation, all Environmental Laws.

(d) As additional security for the Term Loans and other Obligations, each Borrower hereby assigns, conveys, and transfers to Collateral Agent, as security for the Obligations, all of Borrowers’ right, title, interest, privilege, benefit, and remedies in, to and under the Material Project Contracts and Documents. If requested by Collateral Agent, EDCC shall use reasonable commercial efforts to promptly obtain from each contractor, architect, engineer or other consultant any consent required for the foregoing assignment. The assignment contained herein constitutes a present and absolute assignment to Collateral Agent as of the date of this Amendment; provided, however, Collateral Agent confers upon EDCC the right to enforce the terms of each Material Project Contract and Document so long as no Default has occurred and is continuing under any of the Loan Documents. Each Borrower acknowledges that by accepting this assignment, neither Collateral Agent nor the Lenders assume any of such Borrower’s obligations under any Material Project Contract and Document.

SECTION 3. Representations, Warranties and Acknowledgments. Each Loan Party hereby represents, warrants and acknowledges as follows:

(a) after giving effect to the amendments set forth herein, each of the representations and warranties made by it as set forth in Article V of the Term Loan Agreement are true and correct in all material respects, it being understood and agreed that any representation or warranty that, by its terms, is made as of a specified date will be required to be true and correct in all material respects only as of such specified date;

(b) after giving effect to the amendments set forth herein, no Event of Default exists or has occurred that has not been duly cured or waived in accordance with the provisions of each applicable Loan Document;

(c) this Amendment has been duly authorized by all necessary corporate or limited liability company proceedings of, and duly executed and delivered by, each Loan Party;

(d) no further consent, approval authorization, order, registration, or qualification with any governmental authority is required for, and the absence of which would not adversely affect, the valid execution and delivery by any Loan Party of this Amendment or the Term Loan Agreement, as amended by this Amendment;

(e) the execution, delivery, and performance by the Loan Parties of this Amendment do not and will not (i) contravene the terms of any of its Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under or require any payment to be made under (A) any Material Contract to which that Person is a party or affecting that Person or the properties of that Person or any of its Subsidiaries, including that certain Amended and Restated Loan and Security Agreement dated as of November 5, 2007 between ThermaClime and the other borrowers party thereto and Wells Fargo Capital Finance, Inc., formerly known as Wells Fargo Foothill, Inc., as the arranger and administrative agent for the lenders party thereto, as amended, or (B) any order, injunction, writ, or decree of any Governmental Authority or any arbitral award to which that Person or its property is subject; or (iii) violate any Law;

(f) all representations, warranties and covenants set forth in the El Dorado Mortgage relating to Environmental Laws regarding or Hazardous Materials at the El Dorado Site, including, without limitation, those set forth in Sections 3.07 and 3.08 thereof, remain true and correct and in full force and effect, and the El Dorado Casualty has not resulted in (i) any violation of Environmental Laws or conditions that, with the passage of time, could reasonably be expected to result in a violation of Environmental Laws, or (ii) any private party complaints, claims or lawsuits regarding potential liability to private parties;

(g) all documentation prepared regarding the El Dorado Casualty and Project delivered to Collateral Agent is true, correct and complete in all material respects and, to the knowledge of the Loan Parties, does not contain incorrect or misleading statements, facts, data or other information; and

(h) (i) the K-T Low Density Prilled Ammonium Nitrate Plant and Chemical & Industrial Corporation (C&I Girdler/Chemico) E2 High Density Prilled Ammonium Nitrate Plant located on the El Dorado Site were not damaged as a result of the El Dorado Casualty; (ii) the Damaged Plants Project (other than the Sulfuric Acid Plant Project) has reached Substantial Completion, (iii) the Sulfuric Acid Plant Project is estimated by EDCC to reach Substantial Completion by November 30, 2012, and (iv) the Replacement Plant Project is estimated by EDCC to reach Substantial Completion by May 31, 2015.

SECTION 4. Further Covenants and Acknowledgments.

(a) Upon request from Collateral Agent from time to time, EDCC shall promptly deliver to Collateral Agent supporting documentation relating to the Project or any prior Disbursement Request, including, without limitation, copies of the Plan and Specifications, the Material Project Contracts and Documents, copies of other contracts, purchase orders, bills, invoices, proofs of payment, documents of title, vouchers, statements, payroll records, receipts, lien releases and waivers, periodic progress reports and certifications of the stage of construction by the architect and engineer, evidence that any goods, materials, supplies, fixtures, equipment or other work have been incorporated into the Project, evidence of insurance coverage for the Project, and any other information or documentation evidencing (i) the amount of Eligible Costs expended, incurred or due in connection with the Project and proof of payment thereof, and (ii) all other information which Collateral Agent deems necessary to confirm compliance by the Loan Parties with the terms of this Amendment. Without limitation of Collateral Agent’s rights under Section 5 below and without regard to documentation required to be delivered in connection with any Disbursement Request under Section 2(b) above, Collateral Agent acknowledges that its prior receipt of any other requested supporting documentation shall not be a condition precedent to the disbursement of El Dorado Property Insurance Proceeds in response to a Disbursement Request pursuant to Section 2(b) above.

(b) Each Loan Party acknowledges that agrees that Collateral Agent may conduct and undertake, and promptly following the request of Collateral Agent, each Loan Party shall reasonably cooperate with Collateral Agent and its agents through the process of preparing, the El Dorado Appraisal so as to cause the completion thereof by no later than December 31, 2013. In connection therewith, upon Collateral Agent’s request, EDCC shall deliver to Collateral Agent copies of the Project Plans and Specifications, and any and all other records and data reasonably required by Collateral Agent and its agents relating to the Project. From and after the date that Collateral Agent or its agents has commenced preparation of the El Dorado Appraisal, without the prior written consent of Collateral Agent, no Loan Party may terminate any such Project Contract and Document or amend or waive any provision thereof that could reasonably have the effect of causing the as-built value of the El Dorado Site as improved by the Project determined pursuant to the El Dorado Appraisal to be less than the minimum valuation amount set forth in Section 5(a)(ii) below.

(c) In order to verify information disclosed or required pursuant to this Amendment, Collateral Agent and its agents shall have the right to (i) to enter upon the El Dorado Site at all reasonable times in order to inspect the Project and the construction work, and (ii) review and inspect all the books, records and accounting data relating to the Project. If Collateral Agent in its reasonable judgment, after consultation with engineers and management acting on behalf of EDCC, determines (1) by written engineering report that any work or materials fail to conform to the Project Plans and Specifications or sound building practices, or (2) that they otherwise depart from any of the other requirements of this Amendment, Collateral Agent may withhold its consent to further disbursements of El Dorado Property Insurance Proceeds until the matter is corrected. No such action by Collateral Agent shall affect the Borrowers’ obligation to complete the Project in substantial conformity with the Project Plans and Specifications and in accordance with the terms of this Amendment.

(d) Each Loan Party acknowledges and confirms that (i) its Obligations under Section 7.01 of the Term Loan Agreement and the El Dorado Mortgage with respect to Liens extend to the Project, and (ii) it will take all actions necessary to comply with such Obligations in connection with the Project.

(e) EDCC shall be solely responsible for all aspects of its business and conduct in connection with the Project, including, without limitation, the quality and suitability of the Project Plans and Specifications and compliance with all applicable Laws, the supervision of the work of construction and repair, the qualifications, financial condition and performance of all architects, engineers, contractors, material suppliers and consultants, and the accuracy of all applications for payment and the proper application of all disbursements. Collateral Agent has no duty to visit the Project site, to supervise or observe construction activities or to examine any books or records of any party in connection with the Project. Any site visit, observation or examination by Collateral Agent or its agents is solely for the purpose of protecting the Lenders’ rights and interests, and may not be relied upon by any Borrower or by any third party as a representation or warranty of compliance with this Amendment or any other agreement. No site visit, observation or examination by Collateral Agent or its agents will impose any liability on Collateral Agent or the Lenders with respect to the adequacy of the design, engineering or construction of the Project or result in a waiver of any Default of Borrower or be a representation that the Project is or will be in compliance with the Project Plans and Specifications, that the construction is free from defective materials or workmanship, or that the construction complies with all applicable Laws. No Loan Party shall be entitled to rely on any site visit, observation or examination by Collateral Agent or its agents. Collateral Agent owes no duty of care to protect the Borrowers or any other party against, or to inform Borrowers or any other party of, any negligent or defective design or construction of the Project or any other adverse condition affecting the El Dorado Site.

SECTION 5. Security Events.

(a) The occurrence of any of the following shall constitute a “Security Event” under this Amendment:

(i) any El Dorado Property Insurance Proceeds disbursed by Collateral Agent to EDCC are not applied to Eligible Costs in accordance with the terms of this Amendment and the applicable Disbursement Request; or

(ii) following the completion of the El Dorado Appraisal, the value of the El Dorado Site, as improved by the Project, is less than $66,000,000, as calculated on an Orderly Liquidation Value In Place Discount Valuation basis; or

(iii) the occurrence and continuation of a material default by any Loan Party under any Material Project Contract and Document or any material default by any other party under a Material Project Contract and Document that continues uncured for thirty (30) days or results in a termination of such Material Project Contract and Document; or

(iv) the failure of any Loan party hereunder to perform or observe any covenant or agreement set forth in this Amendment or any Disbursement Request on its part to be performed or observed; or

(v) any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Borrower or any other Loan Party in this Amendment or in any Disbursement Request is incorrect or materially misleading when made; or

(vi) as a result of any inspection of the Project or review of any books, records, information, reports or accounting data relating thereto by Collateral Agent or its agents or as disclosed by any other information provided to Collateral Agent, Collateral Agent determines in the exercise of its reasonable judgment that (A) circumstances exist that could reasonably cause the Project not to reach Substantial Completion in accordance with the Project Plans and Specifications, or (B) the Project Costs may exceed the amount of the El Dorado Property Insurance Proceeds available for application to the Project and the Loan Parties do not deliver evidence to Collateral Agent within two (2) Business Days of Collateral Agent’s request that EDCC has sufficient cash or other liquid assets on hand to cover the deficiency between such available El Dorado Property Insurance Proceeds and such Project Costs, or (C) any El Dorado Property Insurance Proceeds disbursed to EDCC have not been applied to the Project for Eligible Costs in accordance with the terms of this Amendment.

(b) Upon and during the continuation of the occurrence of any Security Event, Collateral Agent may (i) cease any further disbursements of El Dorado Property Insurance Proceeds to EDCC, and (ii) hold such funds as security for the payment and performance of the Secured Obligations (as defined in the El Dorado Mortgage) or apply such funds in payment and satisfaction thereof. Any Security Event that is not cured and corrected within forty-five (45) days of its occurrence shall constitute an Event of Default; provided, however, that no Security Event arising in connection with Section 5(a)(v) above shall constitute an Event of Default unless the representation, warranty, certification or statement of fact made thereunder was incorrect or materially misleading when made or deemed made based upon the knowledge of the Loan Parties. Upon the occurrence of an Event of Default, the Agents and Lenders shall be entitled to exercise all other remedies available to any of them under the El Dorado Mortgage and other Loan Documents.

SECTION 6. Release; Covenant Not to Sue.

(a) As good and valuable partial consideration for this Amendment, each Loan Party hereby absolutely and unconditionally releases and forever discharges the Administrative Agent, the Collateral Agent, the Payment Agent, and each Lender, and any and all participants, parents, subsidiaries, affiliates, insurers, indemnitors, successors, and assigns thereof, together with all of the present and former directors, officers, agents, attorneys, and employees of any of the foregoing (each, a “Released Party”), from any and all claims, demands, or causes of action of any kind, nature, or description, whether arising at law or in equity or upon contract or tort or under any state or federal law or otherwise relating to or arising from the Term Loan Agreement or any transactions relating thereto, which the Loan Party has had, now has, or has made claim to have against any such Person for or by reason of any act, omission, matter, cause, or thing whatsoever relating to or arising from the Term Loan Agreement or any transactions relating thereto, arising from the beginning of time to and including the date of this Amendment, whether such claims, demands, or causes of action are matured or unmatured or known or unknown. It is the intention of each Loan Party in providing this release that the same will be effective as a bar to each and every claim, demand, and cause of action specified, and, in furtherance of this intention, it waives and relinquishes, to the extent permitted by applicable law, all rights and benefits under any provision of any applicable law that may provide that a general release does not extend to claims that the Person giving the release does not know or suspect to exist in its favor at the time of executing the release, which if known by it might have materially affected its settlement with the recipient of the release. Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action, and agrees that this instrument shall be and remain effective in all respects, notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges, and agrees that the release set forth above may be pleaded as a full and complete defense, and may be used as a basis for an injunction against any action, suit, or other proceeding that may be instituted, prosecuted, or attempted in breach of the provisions of such release.

(b) Each of Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally, and irrevocably covenants and agrees with and in favor of each Released Party that it will not sue (at law, in equity, in any regulatory proceeding, or otherwise) any Released Party on the basis of any claim released, remised, or discharged by any Loan Party pursuant to the above stated release. If any Loan Party, or any of their successors, assigns, or other legal representatives violates the foregoing covenant, such Person, for itself and its successors, assigns, and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain because of such violations, all attorneys’ fees and other costs incurred by such Released Party because of such violation.

SECTION 7. Costs and Fee. The Loan Parties agree to reimburse the Agents and the Lenders, or pay directly to the extent not previously paid, promptly following demand for their costs and expenses incurred in connection with this Amendment, including, the fees and expenses of SNR Denton US LLP in connection with the negotiation, preparation and execution of this Amendment. Additionally, the Borrowers agree that the payment obligations of the Borrowers set forth in Section 11.04(a) of the Term Loan Agreement shall extend to the costs, fees and expenses of Collateral Agent incurred in connection with the transactions contemplated in this Amendment, and that the Borrower shall reimburse Collateral Agent for all such reasonable out of pocket costs, fees and expenses in accordance with Section 11.04(a) of the Term Loan Agreement, including without limitation, those relating to preparation of the El Dorado Appraisal and inspection of the Project. In connection therewith, Collateral Agent shall have the right to retain, at the Borrowers’ sole cost and expense, such consultants as Collateral Agent deems necessary in its sole discretion to satisfy the terms hereof, including, without limitation, third party engineers and property appraisers, provided that the prior consent of EDCC is required to the extent that the cost for any such individual consultant is in excess of $30,000.

SECTION 8. Reaffirmation, Confirmation, and Acknowledgement.

(a) The terms of this Amendment shall be deemed to supplement, amend and modify the terms of the Term Loan Agreement with regard to the Project and use of the El Dorado Property Insurance Proceeds therefor, and to the extent of any conflict or inconsistency between the terms of this Amendment and the Term Loan Agreement or other Loan Documents in connection therewith, the terms of this Amendment shall govern and control.

(b) Each Loan Party hereby expressly confirms and agrees that the terms, conditions, and provisions of the Term Loan Agreement, except as expressly amended by this Amendment, and the other Loan Documents shall be and remain in full force and effect. Each Loan Party hereby reaffirms and confirms its respective obligations under the Term Loan Agreement, as amended by this Amendment, and the other Loan Documents. Each Loan Party hereby expressly confirms and agrees that the obligations of the Loan Parties set forth under this Amendment constitute “Obligations” under the terms of the Term Loan Agreement. Each Loan Party further acknowledges and agrees that the Borrowers’ indemnification obligations as set forth in Section 11.04(b) of the Term Loan Agreement shall cover the transactions contemplated under this Amendment, and the Borrowers shall indemnify and hold harmless each Indemnitee from any and all losses (including, without limitation, Environmental Losses), claims, damages, liabilities and related expenses incurred by any Indemnitee in connection with such transactions in accordance with Section 11.04(b) of the Term Loan Agreement.

(c) The Parent and Consolidated Industries each hereby expressly confirms and agrees that (i) it has reviewed and agrees with the terms of this Amendment, (ii) the transactions contemplated hereunder constitute Obligations which are subject to the Guaranty, and, (iii) after giving effect to this Amendment, the Guaranty is, and shall continue to be, in full force and effect, and is hereby ratified and confirmed in all respects.

(d) The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any power, remedy, or right of any Agent, or any Lender, or constitute a waiver of any provision of, or any past or future noncompliance with, any of the Loan Documents or any other documents, instruments, and agreements executed or delivered in connection therewith, and shall not operate as a consent to any further or other matter under the Loan Documents.

(e) Each Loan Party expressly agrees and understands that by entering into and performing its obligations hereunder, this Amendment shall not constitute a novation, and shall in no way adversely affect or impair the priority of Liens of the Collateral Agent on the Collateral.

(f) Each Loan Party expressly acknowledges and agrees that the El Dorado Replacement Plant, the El Dorado Damaged Plants and the Borrowers’ rights under the Material Project Contracts and Documents (as assigned to Collateral Agent pursuant to Section 2(d) above) are currently and shall continue to be included as part of the El Dorado Facility Collateral in which Collateral Agent has a security interest pursuant to the El Dorado Mortgage.

SECTION 9. Agreement and Acknowledgment Between Lenders and Collateral Agent. Solely as among the Lenders and Collateral Agent, by executing this Amendment, each Lender authorizes Collateral Agent to enter into this Amendment and to carry out the obligations as set forth herein, notwithstanding the fact that the terms and obligations relating to the transactions contemplated hereunder vary from the terms of the existing Loan Documents, including, without limitation, the El Dorado Mortgage and Section 1.05 thereof.

SECTION 10. Further Assurances. Each Loan Party agrees to do such further acts and things and to execute and deliver to the Payment Agent or Collateral Agent such other instruments, in form and substance satisfactory to the Payment Agent and Collateral Agent, as the Payment Agent or Collateral Agent shall request in order to effectuate the provisions of this Amendment, including, without limitation, such acts, things and instruments as may be necessary in the reasonable discretion of Collateral Agent to maintain the perfection and priority of the liens of the El Dorado Facility Collateral as provided for in the El Dorado Mortgage and Security Agreement.

SECTION 11. Governing Law. This Amendment shall, in all respects, be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws principles thereof (other than Section 5-1401 of the New York General Obligations Law) that would permit or require the application of the law of any other jurisdiction.

SECTION 12. Entire Agreement. This Amendment constitutes the entire agreement of the parties with respect to the matters contemplated herein and supersedes any prior oral or written understanding relating to such subject matter among the parties.

SECTION 13. Amendment as Loan Document. Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Term Loan Agreement. Accordingly, it shall be an Event of Default under the Term Loan Agreement (i) if any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made or (ii) if a Loan Party fails to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in this Amendment.

SECTION 14. Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. For the purposes hereof, a facsimile or electronic copy of a party’s signature shall be deemed an original signature. If duly requested, the manually-executed original documents shall be promptly delivered.

SECTION 15. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 16. Severability. Any provision of this Amendment held to be invalid, illegal, or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity, illegality, or unenforceability without affecting the validity, legality, and enforceability of the remaining provisions hereof; and the invalidity, illegality, or unenforceability of a particular provision in a particular jurisdiction shall not affect the validity, legality, or enforceability of that provision in any other jurisdiction.

[Signature pages follow. The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

THERMACLIME, L.L.C.,
an Oklahoma limited liability company

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

CHEROKEE NITROGEN HOLDINGS, INC.,
an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

NORTHWEST FINANCIAL CORPORATION,
an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

CHEMEX I CORP.,
an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

CHEROKEE NITROGEN COMPANY,
an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

Signature Page to Amendment Number Four and Addendum to Amended and Restated Term Loan Agreement

CLIMACOOL CORP.,
an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

CLIMATECRAFT, INC.,
an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

CLIMATE MASTER, INC.,
a Delaware corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

EDC AG PRODUCTS COMPANY L.L.C.,
a Delaware corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

EL DORADO CHEMICAL COMPANY,
an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

INTERNATIONAL ENVIRONMENTAL CORPORATION, an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

Signature Page to Amendment Number Four and Addendum to Amended and Restated Term Loan Agreement

KOAX CORP., an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

LSB CHEMICAL CORP.,
an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

THE CLIMATE CONTROL GROUP, INC.,
an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

TRISON CONSTRUCTION, INC.,
an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

THERMACLIME TECHNOLOGIES, INC.,
an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

XPEDIAIR, an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

Signature Page to Amendment Number Four and Addendum to Amended and Restated Term Loan Agreement

GUARANTORS:

CONSOLIDATED INDUSTRIES, CORP.,
an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

LSB INDUSTRIES, INC.,
an Oklahoma corporation

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Vice President

Signature Page to Amendment Number Four and Addendum to Amended and Restated Term Loan Agreement

LENDERS:

BANC OF AMERICA LEASING & CAPITAL, LLC, as a Lender

By:	/s/ Shelley B. LaCagnin
Name: Shelley B. LaCagnin
Title: Vice President

Signature Page to Amendment Number Four and Addendum to Amended and Restated Term Loan Agreement

FIFTH THIRD BANK, as a Lender

By:	/s/ James C. Hammersmith
Name: James C. Hammersmith
Title: Vice President

Signature Page to Amendment Number Four and Addendum to Amended and Restated Term Loan Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ J. Richard Hank
Name: J. Richard Hank
Title: Vice President

Signature Page to Amendment Number Four and Addendum to Amended and Restated Term Loan Agreement

MASSMUTUAL ASSET FINANCE, LLC, as a Lender

By:	/s/ David Cook
Name: David Cook
Title: President

Signature Page to Amendment Number Four and Addendum to Amended and Restated Term Loan Agreement

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Shari A. Liening
Name: Shari A. Liening
Title: Sales Coordinator

Signature Page to Amendment Number Four and Addendum to Amended and Restated Term Loan Agreement

ACKNOWLEDGED BY AGENTS:

BANC OF AMERICA LEASING & CAPITAL, LLC, not in its individual capacity but solely as Administrative Agent

By:	/s/ Shelley B. LaCagnin
Name: Shelley B. LaCagnin
Title: Vice President

BANC OF AMERICA LEASING & CAPITAL, LLC, not in its individual capacity but solely as Collateral Agent

By:	/s/ Shelley B. LaCagnin
Name: Shelley B. LaCagnin
Title: Vice President

Signature Page to Amendment Number Four and Addendum to Amended and Restated Term Loan Agreement

BANK OF UTAH, not in its individual capacity but solely as Payment Agent

By:	/s/ Arge Feotis
Name: Arge Feotis
Title: Assistant Vice President

Signature Page to Amendment Number Four and Addendum to Amended and Restated Term Loan Agreement

SCHEDULE A

List of El Dorado Plants

Plant	Estimated Time to Repair/Replace	Brief Description by EDCC
Chemical & Industrial Corporation (C&I Girdler/Chemico) East & West Nitric Acid Plant; Parallel Train, Monopressure, Standard Absorption, Turbine Compression	Repairs completed.	Damage appears limited to facing, conduits and other readily repairable items. Subject to confirmation. The internals to the process equipment initially appear undamaged.

D.M. Weatherly Nitric Acid Plant; Single Train, Monopressure, Extended Absorption, Turbine Compression	Repairs completed.	Damage appears limited to facing, conduits and other readily repairable items. Subject to confirmation. The internals to the process equipment initially appear undamaged.

Chemico Sulfuric Acid Plant; Double Absorption, 98% Strength Acid Production Capacity	Estimated to be repaired by November 30, 2012.	Located across from DSN plant so it absorbed much of the impact from the explosion.

Specially Manufactured Mixed Acid Blending Plant; Tank Type, Batch Process	Repairs completed.	This is a mixing facility and not a production facility.

Site Infrastructure, Including: Main Electrical Transmission & Distribution; Plant Wide Steam Generation& Distribution; Plant Wide Process Water Distribution; Plant Rail & Railcar Maintenance; Site Environmental; Support Equipment; and General Administrative & Access Infrastructure	Repairs completed.	Mainly did not suffer significant damage except acid control room and certain cooling towers.

Uhde Direct Strong Nitric Acid Plant; Parallel Train, Refrigerated Condensation Process, Monopressure, Standard absorption	Estimated to be replaced by El Dorado Replacement Plant by May 31, 2015.	This is the plant that suffered the explosion.

Schedule A to Amendment Number Four and Addendum to Amended and Restated Term Loan Agreement

A-1